UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 2, 2004

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025

(Address of principal executive offices and zip code)

(650) 306-1650

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of Landec Corporation (the “Registrant”) elected Robert Tobin to serve as a new member of the Board of Directors and the Compensation Committee effective as of December 2, 2004.  Mr. Tobin will serve as a Class II Director.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective as of December 2, 2004, the Board of Directors of the Registrant approved an amendment and restatement of its Bylaws to increase the number of directors from eight (8) to nine (9).  Attached as Exhibit 3.1 to this filing is a copy of the Amended and Restated Bylaws.

Item 9.01.              Financial Statements and Exhibits.

(c)                                  Exhibits.

3.1           Amended and Restated Bylaws of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: December 2, 2004	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Name

3.1	Amended and Restated Bylaws of the Registrant.